Securities Sold Under Repurchase Agreements	12 Months Ended
Dec. 31, 2018
Brokers and Dealers [Abstract]
Securities Sold Under Repurchase Agreements

(8) Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreement are sold for one business day only. Securities sold under these arrangements are held in safekeeping by the Bank’s primary correspondent bank and may not be pledged, assigned, sold, or otherwise transferred or utilized by the customer. Interest rates on securities sold under repurchase agreement are determined daily by the Bank.

Securities sold under repurchase agreements were $8 million and $13.9 million at December 31, 2018 and 2017, respectively. The agreements were secured by investment securities with a fair value of approximately $16.5 million and $20 million at December 31, 2018 and 2017, respectively. The weighted average interest rate paid on these agreements was 0.37% and 0.21% for the years ended December 31, 2018 and 2017.